UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant	[X]	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

fuboTV Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

fuboTV Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Shareholders

June 10, 2021

12:00 p.m. (Eastern Time)

i

fuboTV Inc.

1330 Avenue of the Americas, New York, NY 10019

April 28, 2021

To Our Shareholders:

You are cordially invited to attend the 2021 Annual Meeting of Shareholders of fuboTV Inc. at 12:00 p.m. Eastern Time, on Thursday, June 10, 2021, via live webcast.

The 2021 Annual Meeting of Shareholders will be a virtual meeting. We believe the virtual meeting technology provides expanded shareholder access while providing shareholders the same rights and opportunities to participate as they would have at an in-person meeting. During the virtual meeting, you may ask questions and will be able to vote your shares electronically. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card. We encourage you to allow ample time for online check-in, which will begin at 11:45 a.m. Eastern Time. Please note that there is no in-person annual meeting for you to attend.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. You may also vote your shares online during the Annual Meeting even if you have previously submitted your proxy. Instructions on how to vote while participating in the meeting live via the Internet are provided in the accompanying proxy statement and posted at www.virtualshareholdermeeting.com/FUBO2021.

Thank you for your support.

Sincerely,

David Gandler	Edgar Bronfman Jr.

Chief Executive Officer	Executive Chairman

ii

Notice of Annual Meeting of Shareholders

To Be Held Thursday, June 10, 2021

fuboTV Inc.

1330 Avenue of the Americas, NEW YORK, NY 10019

The 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of fuboTV Inc., a Florida corporation (the “Company”), will be held on Thursday, June 10, 2021, at 12:00 p.m. Eastern Time, via live webcast, for the following purposes:

●	To elect David Gandler, Edgar Bronfman Jr., Henry Ahn, Ignacio Figueras, Daniel Leff, Laura Onopchenko and Pär-Jörgen Pärson as directors to serve until the 2022 Annual Meeting of Shareholders;

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

●	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.

We will also transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Holders of record of our common stock at the close of business on April 16, 2021 are entitled to notice of and to vote at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. A complete list of these shareholders will be available for examination of any shareholder (i) for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to 2021annualmeeting@fubo.tv, stating the purpose of the request and providing proof of ownership of Company stock and (ii) during the Annual Meeting, via the Internet at www.virtualshareholdermeeting.com/FUBO2021. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll -free telephone number or over the Internet, as described in the materials that follow. If you received a copy of the proxy card by mail, you may alternatively sign, date and mail the proxy card in the accompanying return envelope. Note that, in light of possible disruptions in mail service related to the COVID-19 pandemic, we encourage shareholders to submit their proxy via telephone or online. Submitting your proxy now will not prevent you from voting your shares during the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors,

Gina Sheldon, Corporate Secretary

New York, New York

April 28, 2021

iii

PROXY STATEMENT

fuboTV Inc.

1330 Avenue of the Americas, New York, NY 10019

This proxy statement is furnished in connection with the solicitation by the Board of Directors of fuboTV Inc. (the “Board of Directors” or “Board”) of proxies to be voted at our Annual Meeting of Shareholders to be held on Thursday, June 10, 2021 (the “Annual Meeting”), at 12:00 p.m. Eastern Time, via live webcast, and at any postponement or adjournment of the Annual Meeting.

Holders of record of shares of our common stock, $0.0001 par value (“Common Stock”), at the close of business on April 16, 2021 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting. As of the Record Date, there were approximately 140,526,365 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to shareholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2020 (the “2020 Annual Report”) will be released on or about April 28, 2021 to our shareholders on the Record Date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 10, 2021:

This proxy statement and our 2020 Annual Report to Shareholders are available at http://www.proxyvote.com/.

NOTE REGARDING OUR RECENT MERGER

On April 1, 2020, fuboTV Acquisition Corp., a Delaware corporation and our wholly owned subsidiary, or Merger Sub, merged with and into fuboTV Media Inc., a Delaware corporation, which was then known as fuboTV Inc., or fuboTV Sub, whereby fuboTV Sub continued as the surviving corporation and became our wholly owned subsidiary pursuant to the terms of the Agreement and Plan of Merger and Reorganization, or the Merger Agreement, dated as of March 19, 2020 by and among the Company, Merger Sub and fuboTV Sub, or the Merger.

Following the Merger, the name of the Company, which remains a Florida corporation, changed from “FaceBank Group, Inc.” to “fuboTV Inc.,” and the name of fuboTV Sub changed from “fuboTV Inc.” to “fuboTV Media, Inc.” Unless otherwise indicated, references in this proxy statement to the “Company,” “fuboTV,” “we,” “us,” or “our” refer to fuboTV Inc., formerly known as FaceBank Group, Inc. References to “FaceBank Pre-Merger” refer to FaceBank Group, Inc. prior to the Merger, and references to “fuboTV Pre-Merger” refer to fuboTV Media Inc. prior to the Merger.

At the effective time of the Merger, or the Effective Time, all of the capital stock of fuboTV Pre-Merger was converted into the right to receive an aggregate of 32,324,362 shares of our newly-created class of Series AA Preferred Stock. On February 26, 2021, we completed an exchange offer, pursuant to which 13,412,246 shares of Series AA Preferred Stock, representing 100% of the outstanding shares of Series AA Preferred Stock as of such date, were tendered and exchanged for 26,824,492 shares of fuboTV common stock.

ATTENDING THE ANNUAL MEETING

The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FUBO2021.

1

PROPOSALS

At the Annual Meeting, our shareholders will be asked:

1.	To elect David Gandler, Edgar Bronfman Jr., Henry Ahn, Ignacio Figueras, Daniel Leff, Laura Onopchenko and Pär-Jörgen Pärson as directors to serve until the 2022 Annual Meeting of Shareholders;

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.

We will also transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting. We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board of Directors, or Board, recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

●	FOR the election of David Gandler, Edgar Bronfman Jr., Henry Ahn, Ignacio Figueras, Daniel Leff, Laura Onopchenko and Pär-Jörgen Pärson as directors;

●	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

●	FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because fuboTV’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, fuboTV is making this proxy statement and its 2020 Annual Report available to its shareholders electronically via the Internet. On or about April 28, 2021, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2020 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request one. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2020 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. (“Broadridge”) at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a shareholder sharing an address with another shareholder and wish to receive only one set of proxy materials for your household, please contact Broadridge at the above phone number or address.

2

QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING OF SHAREHOLDERS

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is April 16, 2021. You are entitled to vote at the Annual Meeting only if you were a shareholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 140,526,365 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, via live webcast or by proxy, of a majority of the outstanding shares entitled to vote on the Record Date will constitute a quorum.

WHO CAN ATTEND AND VOTE AT THE ANNUAL MEETING?

In light of the ongoing COVID-19 pandemic and in order to allow greater participation, the Annual Meeting will be held entirely online. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/FUBO2021. You will also be able to vote your shares electronically at the Annual Meeting.

To participate and vote at the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 12:00 p.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures. If your shares are held in street name and you did not receive a 16-digit control number, you may gain access to and vote at the Annual Meeting by logging in to your bank or brokerage firm’s website and selecting the shareholder communications mailbox to access the meeting. The control number will automatically populate. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of shareholders as of the Record Date.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

3

WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by shareholders during the meeting that are pertinent to the Company and the meeting matters. The Company will endeavor to answer as many questions submitted by shareholders as time permits. Only shareholders that have accessed the Annual Meeting as a shareholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each shareholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;

●	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

●	related to any pending, threatened or ongoing litigation;

●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	substantially repetitious of questions already made by another shareholder;

●	in excess of the two question limit;

●	in furtherance of the shareholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for shareholders that have accessed the Annual Meeting as a shareholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the Annual Meeting?”.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, the holders of a majority of the shares represented, and who would be entitled to vote at a meeting if a quorum were present, may adjourn the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

Shareholders of Record

We recommend that shareholders vote by proxy even if they plan to participate in the online Annual Meeting and vote electronically. If you are a shareholder of record, there are three ways to vote by proxy:

●	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

4

●	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or

●	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and telephone voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 9, 2021. Shareholders of record may vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FUBO2021 and entering the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 12:00 p.m., Eastern Time on June 10, 2021.

Beneficial Owners

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to shareholders owning shares through certain banks and brokers. If your shares are held in street name and you would like to vote at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/FUBO2021 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered shareholder, you may revoke your proxy or change your vote:

●	by submitting a duly executed proxy bearing a later date;

●	by granting a subsequent proxy through the Internet or telephone;

●	by giving written notice of revocation to the Corporate Secretary of fuboTV prior to the Annual Meeting; or

●	by attending and voting during the Annual Meeting live webcast.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote at the Annual Meeting by following the procedures described above.

WHO WILL COUNT THE VOTES?

A representative of Broadridge, our inspector of election, will tabulate and certify the votes.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

5

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

PROPOSAL	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
PROPOSAL 1: ELECTION OF DIRECTORS	The plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	Votes withheld and broker non-votes will have no effect.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	The affirmative vote of the holders of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

PROPOSAL 3: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR FISCAL YEAR 2020	The affirmative vote of the holders of a majority of the votes cast.	Abstentions and broker non-votes will have no effect.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of each other proposal before the Annual Meeting, represents a shareholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on each other proposal before the Annual Meeting.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, each other proposal to be voted on at the Annual Meeting is a non-routine matter and, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on such matters. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

6

PROPOSALS TO BE VOTED ON

PROPOSAL 1 Election of Directors

We currently have seven directors on our Board: David Gandler, Edgar Bronfman Jr., Henry Ahn, Ignacio Figueras, Daniel Leff, Laura Onopchenko and Pär-Jörgen Pärson. At the Annual Meeting, all seven directors are to be elected to hold office until the Annual Meeting of Shareholders to be held in 2022 and until each such director’s respective successor is duly elected and qualified or until each such director’s earlier death, resignation or removal.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as directors the persons whose names and biographies appear below. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below director nominees.

DIRECTOR NOMINEES (SUBSEQUENT TERMS TO EXPIRE AT THE 2022 ANNUAL MEETING)

The nominees for election to the Board of Directors are as follows:

Name	Age	Served as a Director Since	Positions with fuboTV
David Gandler	45	April 2020	Chief Executive Officer and Director
Edgar Bronfman Jr.	65	May 2020	Executive Chairman and Director
Henry Ahn	58	July 2020	Director
Ignacio Figueras	44	August 2020	Director
Daniel Leff	52	July 2020	Director
Laura Onopchenko	53	September 2020	Director
Pär-Jörgen Pärson	57	May 2020	Director

The principal occupations and business experience, for at least the past five years, of each director nominee are as follows:

DAVID GANDLER	Age 45

David Gandler has served as our Chief Executive Officer and a member of our Board of Directors since April 2020. He previously served as President and Chief Executive Officer of fuboTV Pre-Merger and as a member of fuboTV Pre-Merger’s board of directors from March 2014 to April 2020. Prior to joining fuboTV Pre-Merger, Mr. Gandler served as Vice President, Ad Sales at DramaFever, a video streaming service acquired in 2016 by Warner Bros. Entertainment Inc., from 2013 to 2014. Prior to 2013, Mr. Gandler held positions at Scripps Networks Interactive, Inc., Time Warner Cable and Telemundo, a division of NBCUniversial Media, LLC. Since March 2021, Mr. Gandler has served on the board of directors of Waverley Capital Acquisition Corp. 1, a special purpose acquisition company. Mr. Gandler also currently serves as a trustee for the United States Olympic & Paralympic Foundation. Mr. Gandler received his bachelor’s degree in Economics from Boston University. We believe Mr. Gandler is qualified to serve on our Board based on his considerable experience in the digital media industry as well as the operational insight and expertise he has accumulated as our Chief Executive Officer and as the Chief Executive Officer of fuboTV Pre-Merger since its inception.

7

EDGAR BRONFMAN JR.	Age 65

Edgar Bronfman Jr. has served as our Executive Chairman and a member of our Board of Directors since May 2020. Since October 2017, Mr. Bronfman has served as Chairman of Waverley Capital LLC, a media-focused venture capital fund, of which he is also a co-founder and General Partner. Since 2014, Mr. Bronfman has served as Managing Partner of Accretive, LLC, a private equity firm. Mr. Bronfman served in various roles at Warner Music Group, a multinational entertainment and record label, most recently serving as Chief Executive Officer from March 2004 to August 2011 and as a member of the board of directors from March 2004 to May 2013, including serving as chairman of the board of directors from March 2004 to January 2012. Since March 2021, Mr. Bronfman has served on as the Chairman of the board of directors of Waverley Capital Acquisition Corp. 1, a special purpose acquisition company. Mr. Bronfman previously served on the boards of directors of IAC/InterActive Corp, a publicly-held operator of Internet businesses, from February 1998 to October 2019 and Accretive Health, Inc. (now known as R1 RCM Inc.), a healthcare management company, from October 2006 to February 2016. Mr. Bronfman has also served as executive chairman of Global Thermostat Operations, LLC, a company designed to develop and commercialize technology for the direct capture of carbon dioxide, since 2010 and on the board of directors of Falcon Capital Acquisition Corp since 2020. Mr. Bronfman is Chairman of the Board of Endeavor Global, Inc., a member of the board of trustees of the NYU Elaine A. and Kenneth G. Langone Medical Center, a member of the Board of the Council of Foreign Relations, Vice President of the Ann L. Bronfman Foundation and Director of the Clarissa and Edgar Bronfman Jr. Foundation. We believe Mr. Bronfman is qualified to serve on our Board based on his experience as a member of senior management of various public and global companies, which gives him particular insight into business strategy, leadership, marketing, consumer branding and international operations. The Board also considered his high level of financial literacy and insight into the media, entertainment and technology industries as well as his private equity experience. See “Involvement in Certain Legal Proceedings” for certain details regarding legal proceedings involving Mr. Bronfman.

HENRY AHN	Age 58

Henry Ahn has served on our Board of Directors since July 2020. Mr. Ahn served as President of Content Distribution and Partnerships for Univision Communications Inc., or Univision, from July 2018 through January 2021. In this role, Mr. Ahn led content distribution sales, operations, finance and strategy. Mr. Ahn specializes in media contract negotiations, business strategy, content licensing, new media strategy and authenticated streaming/video on-demand for Univision, with emphasis on distribution deal execution and relationships with new and existing distributors including multichannel video programming and online video distributors, mobile carriers, as well as electronic sell-through providers. Prior to joining Univision, Mr. Ahn served as distribution executive for Scripps Networks Interactive, or SNI, where he led sales, negotiations, strategic planning and marketing efforts for SNI related to every aspect of content distribution, from October 2011 to July 2018. Prior to that, he served as Executive Vice President of TV Networks Distribution at NBC Universal, from January 2007 to September 2011. Mr. Ahn received his bachelor’s degree in Business Administration from Boston College and his Master of Business Administration from Fordham Gabelli School of Business in New York. We believe Mr. Ahn is qualified to serve on our Board based on his experience with media contract negotiations, content licensing, new media strategy and authenticated streaming/video on-demand.

IGNACIO FIGUERAS	Age 44

Ignacio “Nacho” Figueras has served on our Board of Directors since August 2020. Mr. Figueras is an award-winning Argentinian polo player, an entrepreneur, television personality, spokesperson, investor and philanthropist. Since 2004, Mr. Figueras has been the captain and co-owner of the Black Watch polo team and, since 2004, has been the owner of Cria Yatay, a successful global horse breeding operation based in Argentina. In addition to his polo career, in collaboration with Flavors & Fragrances, Mr. Figueras has developed a luxury fragrance line, The Ignacio Figueras Collection. Further, in 2013, Mr. Figueras and Estudio Ramos co-founded the Figueras Design Group (FDG), a global design consultancy headquartered in Buenos Aires with offices in New York and Chicago. Mr. Figueras is also an investor and a member of the Advisory board at Flow Water, a fast-growing premium wellness water brand in North America as well as an advisory board member for Saudi Arabia’s Giga Project Amaala. From 2000 to 2019, Mr. Figueras served as a spokesperson for Ralph Lauren and Ralph Lauren fragrances. We believe Mr. Figueras is qualified to serve on our Board based on the valuable insight into the sports industry he brings from his first-hand experience as a world-class athlete in the United States and globally.

8

DANIEL LEFF	Age 52

Dr. Daniel Leff has served on our Board of Directors since July 2020. Dr. Leff is Co-Founder of Waverley Capital, a media-focused venture capital fund, where he has served as Managing Partner since 2017. Mr. Leff also serves as a Managing Partner of Luminari Capital, a media-focused venture capital fund that he founded in 2013. Prior to co-founding Waverley Capital and Luminari Capital, Dr. Leff was a Partner with Globespan Capital Partners. Earlier in his career, Dr. Leff worked for Sevin Rosen Funds, Redpoint Ventures and held engineering, marketing and strategic investment positions with Intel Corporation. Since March 2021, Dr. Leff has served Chief Executive Officer and director of Waverley Capital Acquisition Corp. 1, a special purpose acquisition company. Dr. Leff served on the board of directors of fuboTV Pre- Merger, from May 2015 to April 2020, and Roku, Inc., a publicly-traded media streaming company, from August 2011 to May 2018. In addition, Dr. Leff currently serves on the board of directors of multiple private media companies including CameralQ, Naritiv, Inc., Tapp Media, and Novel Effect. Previously, Dr. Leff served on the board of directors of Wondery (sold to Amazon), a podcast network, from June 2019 to February 2021. Dr. Leff has also been an investor and/or director in various other media companies, including 1Mainstream (sold to Cisco), Art19, Elemental Technologies (sold to Amazon), Endel, Headspace, Matterport, MikMak, MOVL (sold to Samsung), PlutoTV (sold to ViacomCBS), and TheAthletic. Dr. Leff received his bachelor’s degree in Chemistry from The University of California, Berkeley, his Ph.D. in Physical Chemistry from the University of California, Los Angeles and his Master of Business Administration from The UCLA Anderson Graduate School of Management, where he was an Anderson Venture Fellow and where he currently serves on the Board of Advisors. We believe Dr. Leff is qualified to serve on our Board based on his decades of experience in investing and serving on the boards of both private and publicly-traded media companies, his insight into business strategy, leadership, and marketing in the industry and his service on the fuboTV Pre-Merger Board of Directors.

LAURA ONOPCHENKO	Age 53

Laura Onopchenko has served on our Board of Directors since September 2020. Ms. Onopchenko currently serves as Chief Financial Officer at Getaround, a carsharing company she joined in September 2020. Ms. Onopchenko previously served as Chief Financial Officer at NerdWallet, a website and app that provides financial guidance to more than 160 million consumers every year, from September 2017 to March 2020. Before NerdWallet, she was Vice President of Finance at DaVita Rx, the pharmacy division at DaVita from February 2011 to July 2016. Earlier in her career, Ms. Onopchenko worked as an investment banker, an early-stage tech investor, and in a variety of operating roles in environments ranging from start-ups to Fortune 500 companies. Ms. Onopchenko received her bachelor’s degree in Economics from UC Berkeley and her Master of Business Administration from The Wharton School of the University of Pennsylvania. We believe Ms. Onopchenko is qualified to serve of the Board based on her experience with high-growth companies and her financial expertise.

PÄR-JÖRGEN PÄRSON	Age 57

Pär-Jörgen Pärson has served on our Board of Directors since May 2020. Since 2004, Pär-Jörgen Pärson has been a General Partner of Northzone, a venture capital firm, where his primary areas of focus are disruptive businesses in consumer internet, health, and fintech. Before joining Northzone, Mr. Pärson ran his own investment firm, and was a consultant at McKinsey & Company. Mr. Pärson served on the board of directors of fuboTV Pre- Merger and Spotify AB, the subscription music streaming service, from 2008 to 2017. In addition, Mr. Pärson currently serves on the board of directors of private companies Spring Health Inc., a health tech company, Noquo Foods AB, a Swedish foodtech startup, Sourcepoint Inc, a media tech company, Neverthink OY, an online video service, and Activate Inc, a media tech company. Previously, Mr. Pärson served on the board of directors of various private companies including, iZettle AB, a payments company (which was acquired by PayPal) from 2011 to 2016, Avito AB, an online classifieds service (acquired by Naspers in 2016) from 2011 to 2016, Qapital Insight AB, a fintech company, from 2013 to 2018, Widespace AB, an adtech business, from 2012 to 2018, and Jukely Inc, a live music subscription service, from 2014 to 2020. Mr. Pärson received his Master of Business Administration from the Stockholm School of Economics. We believe Mr. Pärson is qualified to serve on our Board based on his prior service on the board of directors of fuboTV Pre-Merger, his venture capital experience and his experience as a member of the board of directors of consumer internet and media companies, through which he has valuable insight into business strategy, leadership, and international operations.

Involvement in Certain Legal Proceedings

On January 21, 2011, a Paris Trial Court found Edgar Bronfman Jr., our Executive Chairman and Director, guilty of a charge of insider trading on trades that Mr. Bronfman made in Vivendi Universal stock. Mr. Bronfman appealed the conviction, and in May 2014, the Paris Court of Appeal affirmed the Paris Trial Court’s decision. Mr. Bronfman appealed the Paris Court of Appeal’s decision to the Appellate Court, which rejected his appeal in April 2017. The final judgment, entered by the Paris Court of Appeal, required Mr. Bronfman to pay a 2.5 million Euro fine in connection with the conviction. Notwithstanding, the Paris Court of Appeal’s decision, Mr. Bronfman continues to believe that his trading in Vivendi Universal stock was proper. In electing Mr. Bronfman as a director of fuboTV, our Board of Directors considered these proceedings and related matters and concluded that they did not raise any concerns about Mr. Bronfman’s qualification to serve on our Board.

9

PROPOSAL 2 Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Our Board has directed that this appointment be submitted to our shareholders for ratification. Although ratification of our appointment of KPMG LLP is not required, we value the opinions of our shareholders and believe that shareholder ratification of our appointment is a good corporate governance practice.

KPMG LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2020. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of KPMG LLP is expected to attend the Annual Meeting via live webcast, to have an opportunity to make a statement if desired, and to be available to respond to appropriate questions from shareholders.

In the event that the appointment of KPMG LLP is not ratified by the shareholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2021. Even if the appointment of KPMG LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of fuboTV.

Change in Independent Registered Public Accounting Firm

Resignation of Fruci & Associates II, PLLC

On January 15, 2019, we received a notice of resignation from Fruci & Associates II, PLLC, or Fruci, who had served as our independent registered accounting firm since November 9, 2017. Citing its boutique size, Fruci indicated that because of the Company’s change in operations and its business plan to grow substantially and quickly, the Company would be better served by a larger audit firm with experience consistent with the Company’s future plans and change in operations. Fruci also expressed its view of the positive working relationship between the Company and Fruci staff, a sentiment which was shared by management of the Company, and Fruci’s disappointment that the Company had grown beyond Fruci’s boutique business model. Fruci’s report on the Company’s financial statements for the fiscal year ended December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s fiscal year ended December 31, 2017 and through January 15, 2019, there have been no disagreements with Fruci on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Fruci’s satisfaction, would have caused Fruci to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such period.

Except as set forth below, for the fiscal year ended December 31, 2017 and through January 31, 2019, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K. Fruci’s report for the fiscal year ended December 31, 2017 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

We provided Fruci with a copy of the disclosures made in connection with the filing of a Form 8-K on January 22, 2019 and requested that Fruci a furnish a letter addressed to the Securities and Exchange Commission, as required by Item 304(a)(3) of Regulation S-K stating whether it agreed with such disclosures, and if not, stating the respects in which it did not agree. A copy of the letter was filed as an exhibit to the Form 8-K filed on January 22, 2019.

Engagement and Dismissal of Marcum LLP

On March 1, 2019, the Board appointed Marcum LLP, or Marcum, as our new independent registered accounting firm. During the Company’s two most recent fiscal years prior to the appointment of Marcum and the subsequent interim period through March 1, 2019, neither the Company nor anyone acting on the Company’s behalf consulted Marcum with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

On March 31, 2020, the Company dismissed Marcum from its role as the Company’s independent registered public accounting firm, and on March 31, 2020 the Company engaged Salberg & Company P.A., or Salberg, as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Marcum to Salberg was approved unanimously by our Board. The report of Marcum on the Company’s consolidated financial statements for the fiscal year ended December 31, 2018 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2018, and in the subsequent interim period through April 7, 2020, there were no disagreements with Marcum on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the matter in their report. There were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2018, or in the subsequent period through April 7, 2020.

10

We provided Marcum with a copy of the disclosures made in connection with the filing of a Form 8-K on April 7, 2020 and requested that Marcum furnish a letter addressed to the Securities and Exchange Commission, as required by Item 304(a)(3) of Regulation S-K stating whether it agreed with such disclosures, and if not, stating the respects in which it did not agree. A copy of the letter was filed as an exhibit to the Form 8-K/A filed on April 14, 2020.

Engagement and Disengagement of Salberg & Company P.A.

On March 31, 2020, we appointed Salberg as our new independent registered public accounting firm. During the Company’s two most recent fiscal years prior to the appointment of Salberg and the subsequent interim period through April 6, 2020, neither the Company nor anyone acting on its behalf consulted with Salberg regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

On April 23, 2020, Salberg disengaged from its role as the Company’s independent registered public accounting firm. Because Salberg has not issued any reports on the Company’s financial statements, no Salberg report for the past two years contained an adverse opinion or a disclaimer of opinion and/or was qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and through April 23, 2020, there have been no disagreements with Salberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Salberg’s satisfaction, would have caused Salberg to make reference to the subject matter of the disagreement in connection with reports on the Company’s financial statements for such periods. There were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2018, or in the subsequent period through April 23, 2020.

On April 23, 2020, the Company engaged L J Soldinger Associates, LLC, or Soldinger, as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Salberg to Soldinger was approved unanimously by our Board.

We provided Salberg with a copy of the foregoing disclosures in connection with the filing of a Form 8-K on April 29, 2020, and requested that Salberg furnish a letter addressed to the Securities and Exchange Commission, as required by Item 304(a)(3) of Regulation S-K stating whether it agreed with such disclosures, and if not, stating the respects in which it did not agree. A copy of the letter was filed as an exhibit to the Form 8-K filed on April 29, 2020.

Engagement and Dismissal of L J Soldinger Associates, LLC

On April 23, 2020, the Board appointed L J Soldinger Associates, LLC, or Soldinger, as the Company’s new independent registered public accounting firm. During the Company’s two most recent fiscal years prior to the appointment of Soldinger and the subsequent interim period through April 23, 2020, neither the Company nor anyone acting on its behalf consulted with Soldinger regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

On September 21, 2020, the Company dismissed Soldinger from its role as the Company’s independent registered public accounting firm, and on September 21, 2020 the Company engaged KPMG LLP as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Soldinger to KPMG LLP was approved by the Company’s audit committee. The report of Soldinger on the Company’s consolidated financial statements for the fiscal year ended December 31, 2019 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2019, and in the subsequent interim period through September 21, 2020, there were no disagreements with Soldinger on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Soldinger, would have caused Soldinger to make reference to the matter in their report. There were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2018, or in the subsequent periods ended March 31, 2020 or June 30, 2020.

11

We provided Soldinger with a copy of the foregoing disclosures in connection with the filing of a Form 8-K on September 24, 2020, and requested that Salberg furnish a letter addressed to the Securities and Exchange Commission, as required by Item 304(a)(3) of Regulation S-K stating whether it agreed with such disclosures, and if not, stating the respects in which it did not agree. A copy of the letter was filed as an exhibit to the Form 8-K filed on September 24, 2020.

Engagement of KPMG LLP

On September 21, 2020, the audit committee approved the appointment of KPMG LLP as our new independent registered public accounting firm. On September 21, 2020, we entered into an engagement agreement with KPMG LLP effective immediately.

During our two most recent fiscal years ended December 31, 2019 and 2018, and the subsequent interim period through September 21, 2020, neither the Company nor anyone acting on its behalf consulted with KPMG LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, in connection with which either a written report or oral advice was provided to the Company that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority of the votes cast. Abstentions will have no effect on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of KPMG LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2021.

12

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of fuboTV Inc. (the “Company”) for the fiscal year ended December 31, 2020 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Laura Onopchenko (Chair)

Henry Ahn

Daniel Leff

13

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees, in thousands, of KPMG LLP, our independent registered public accounting firm, that were billed or billable to us for each of the last two fiscal years for audit services and were billed or billable to us in each of the last two fiscal years for other services:

Fee Category	Fiscal 2020	Fiscal 2019
Audit Fees	$1,288	$—
Audit-Related Fees	—	—
Tax Fees	106	—
All Other Fees	—	—
Total Fees	$1,394	$—

AUDIT FEES

Audit fees consist of fees charged for services related to the annual audit of the Company’s consolidated financial statements, quarterly review of the Company’s interim condensed consolidated financial statements and procedures related to the Company’s registration statement filings.

TAX FEES

Tax fees consist of fees charged for services related to an analysis under Section 382 under the U.S. Internal Revenue Code of 1986, as amended.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Pursuant to the Audit Committee charter, the Audit Committee reviews and approves, in advance, (i) the scope and plans for the audits and the audit fees and (ii) approves in advance all non-audit and tax services to be performed by the independent auditor that are not otherwise prohibited by law or regulations and any associated fees. At each Audit Committee meeting, the Audit Committee will review and generally pre-approve specific types of services and the ranges of fees that may be provided by the independent auditor. Specific pre-approval is required for all other non-audit and tax services by the Audit Committee or Audit Committee Chair on behalf of the Audit Committee. All services provided by our independent registered public accounting firm in 2019 and 2020 were approved in accordance with such pre-approval policies and consistent with SEC rules.

14

PROPOSAL 3 Approval, on an Advisory (Non-Binding) Basis, of the Compensation of our Named Executive Officers (“Say-on-Pay Vote”)

BACKGROUND

As required by Section 14A(a)(1) of the Exchange Act, the below resolution enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “Say-on-Pay” vote, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. The Say-on-Pay Vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Prior to the establishment of our Compensation Committee on August 6, 2020, our Board was responsible for designing and administering our executive compensation program to provide a competitive compensation and benefits package that reflects executive performance, job complexity, and strategic value of the position, which it believes also includes retention incentives, performance incentives, and alignment with the interests of the Company’s shareholders. We encourage you to carefully review the “Executive Compensation” section of this Proxy Statement for additional details on the Company’s executive compensation for the fiscal year ended December 31, 2020. The “Executive Compensation” section of this Proxy Statement also includes information on the processes our Compensation Committee is using to determine the structure and amounts of the compensation of executive officers in fiscal year 2020 and beyond.

As an advisory approval, this proposal is not binding upon us or our Board of Directors. However, the Compensation Committee, which is responsible for the design and administration of our executive compensation program, values the opinions of our shareholders expressed through your vote on this proposal. The Board and Compensation Committee will consider the outcome of this vote in making future compensation decisions for our named executive officers. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders of fuboTV Inc. approve, on an advisory (non-binding) basis, the 2020 compensation of fuboTV Inc.’s named executive officers as described in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in fuboTV Inc.’s Proxy Statement for the 2021 Annual Meeting of Shareholders.”

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority of the votes cast. Abstentions and broker non-votes will have no effect on this proposal.

At our 2020 Annual Meeting of Shareholders, the Company’s shareholders recommended, on an advisory basis, that the shareholder vote on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, the Company has determined to hold a “Say-on-Pay” advisory vote every year. Accordingly, our next advisory Say-on-Pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at our 2022 Annual Meeting of Stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the resolution to approve, on an advisory (non-binding) basis, the compensation of our named executive officers, as described in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in this proxy statement.

15

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
David Gandler[1]	45	Chief Executive Officer and Director
Edgar Bronfman Jr.[2]	65	Executive Chairman and Director
Simone Nardi[3]	46	Chief Financial Officer
Alberto Horihuela Suarez[4]	33	Chief Marketing Officer

1	See biography on page 7 of this proxy statement.

2	See biography on page 8 of this proxy statement.

3	Simone Nardi has served as our Chief Financial Officer since May 2020, after having been our Interim Chief Financial Officer since March 2020. Prior to joining the Company, from November 2013 to September 2018, Mr. Nardi served as Chief Financial Officer of Scripps Networks International, the global arm of Scripps Networks Interactive, Inc., where he played a key role in driving the international expansion of the Company. Before joining Scripps Networks Interactive, from 2005 to 2013, Mr. Nardi served as Chief Financial Officer of multiple divisions at NBC Universal, including as SVP and Chief Financial Officer of NBC Universal Networks International and International TV Production. His achievements while at NBC Universal’s international businesses include global phenomenon Downton Abbey. Previously, as Chief Financial Officer of NBC Universal’s business development division, he drove multiple expansion projects including the set-up phase of Hulu. Mr. Nardi formerly served on the board of directors of Scripps’ joint venture with Corus Entertainment, one of the largest media groups in Canada; on the supervisory board of TVN Group, a leading media and entertainment group in Poland (acquired by Scripps Networks Interactive in 2015); and as a director of UKTV, a joint venture between Scripps Networks Interactive and BBC Studios. Mr. Nardi received his bachelor’s degree in Economics and Business Administration from Università Bocconi.

4	Alberto Horihuela Suarez has served as the Chief Marketing Officer of the Company since April 2020. Mr. Horihuela was a co-founder of fuboTV Pre-Merger, serving as the company’s Chief Marketing Officer since June 2014. Prior to joining fuboTV Pre-Merger, Mr. Horihuela co-founded and served as the Chief Executive Officer of Primerad Network, a video ad network for Hispanics in the U.S., from June 2013 to May 2015. Additionally, Mr. Horihuela served as the Head of Latin America at DramaFever, a video streaming service acquired in 2016 by Warner Bros. Entertainment Inc., from November 2012 to June 2014. Mr. Horihuela received his bachelor’s degree in Economics from the University of Chicago.

16

CORPORATE GOVERNANCE

General

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of fuboTV. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the Governance section of the Company’s website at http://ir.fubo.tv, or by writing to our Corporate Secretary at our offices at 1330 Avenue of the Americas, New York, NY 10019.

Board Composition

As provided in our bylaws, as amended, our Board of Directors shall consist of four persons, or such number of directors as determined from time to time by resolution adopted by the Board of Directors. Our Board of Directors currently consists of seven members: David Gandler, Edgar Bronfman Jr., Henry Ahn, Ignacio Figueras, Daniel Leff, Laura Onopchenko and Pär-Jörgen Pärson. Pursuant to our bylaws, as amended, the term of each director expires at the next annual shareholders’ meeting following his or her election, whether such director had been elected by the shareholders or elected by a majority of the Board to fill a vacancy. Any additional directorships resulting from an increase in the number of directors may be filled by the shareholders or the affirmative vote of a majority of the remaining directors.

Director Independence

Our Board of Directors has undertaken a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our Board of Directors has affirmatively determined that each of Messrs. Ahn, Leff and Pärson and Ms. Onopchenko is an “independent director,” as defined under the rules of the New York Stock Exchange (“NYSE”). In making these determinations, our Board of Directors considered the current and prior relationships that each director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including that Daniel Leff is affiliated with Luminari Capital, L.P., a stockholder of the Company and Waverley Capital Partners, LLC, the general partner of Waverley Capital LP, a stockholder of the Company. There are no family relationships among any of our directors or executive officers.

Director Candidates

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our shareholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee, among other things, reviews the backgrounds of those candidates, conducts candidate interviews, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election as director.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider numerous factors, such as character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the Board and skills that are complementary to the Board, an understanding of the Company’s business, an understanding of the responsibilities that are required of a member of the Board and other time commitments. Our Corporate Governance Guidelines provide that the Board evaluates each individual in the context of the membership of the Board as a whole, with the objective of maintaining a Board that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of backgrounds and experiences in various areas. Although the Board does not have a formal diversity policy with respect to the evaluation of director candidates, in its evaluation of director candidates, the Nominating and Corporate Governance Committee will consider factors including, without limitation, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

17

The Nominating and Corporate Governance committee will consider candidates recommended by shareholders in the same manner as candidates recommended to the committee from other sources. Shareholders should submit recommendations for director candidates to our Corporate Secretary, at 1330 Avenue of the Americas, New York, NY 10019. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending shareholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending shareholder in support of the candidate, particularly within the context of the criteria for Board membership. Shareholder recommendations must be received by December 31st of the year prior to the year in which the recommended candidates will be considered for nomination. Following verification of the shareholder status of the person submitting the recommendation and verification that all requirements have been met, all properly submitted recommendations will be promptly brought to the attention of the Nominating and Corporate Governance Committee.

Communications from Interested Parties

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the Company’s non-management directors, may do so by addressing such communications or concerns to the care of the General Counsel at legal@fubo.tv or by mail at the principal executive office of the Company at 1330 Avenue of the Americas, New York, NY 10019, who will forward such communications to the appropriate party.

The General Counsel, in consultation with appropriate directors as necessary, reviews all incoming communications and screens for communications that are solicitous, relate to matters of a personal nature not relevant for the Company’s shareholders to act on or for the Board to consider or are of a type that render them improper or irrelevant to the functioning of the Board or the Company. If appropriate, the Company’s General Counsel will route such communications to the appropriate director(s) or, if none is specified, to the Chairperson of the Board. The Company’s General Counsel may decide in the exercise of his or her judgment whether a response to any communication is necessary.

This communications policy does not apply to communications to independent directors from officers or directors of the Company who are shareholders or to shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a policy on whether or not the roles of the Chief Executive Officer and Chairperson should be separate or, if they are to be separate, whether the Chairperson should be selected from the non-employee directors or be an employee. Currently, we operate with Mr. Gandler serving as a director and our Chief Executive Officer and Mr. Bronfman serving as our Executive Chairman and Chairman of the Board. We believe that the separation of the Chairman and Chief Executive Officer positions suits the talents, expertise and experience that each of Mr. Gandler and Mr. Bronfman bring to the Company. In addition, we believe that the separation of the positions of Chairman and Chief Executive Officer, coupled with independent leadership on each our of Board committees, reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. We believe that we, like many U.S. companies, are well-served by a flexible leadership structure. Our Board of Directors will continue to consider whether the positions of Chairperson of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.

18

Our Corporate Governance Guidelines provide that whenever our Chairperson of the Board does not qualify as an independent director, the independent directors may appoint a lead independent director (“Lead Independent Director”). Our Corporate Governance Guidelines provide that if appointed, the Lead Independent Director’s responsibilities include, but are not limited to: calling separate meetings of the independent directors, determining the agenda and serving as chairperson of meetings of independent directors, reporting to the Chief Executive Officer and the Chairperson of the Board regarding feedback from executive sessions, serving as spokesperson for the Company as requested and performing such other responsibilities that may be designated by a majority of the independent directors from time to time. We currently do not have a Lead Independent Director.

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. Management is responsible for the day-to-day management of risks the Company faces, while, our Board, as a whole and assisted by its committees, has responsibility for the oversight of risk management. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, including risks relating to the Company’s credit, liquidity and operations, and oversees the implementation of risk mitigation strategies by management. The Audit Committee primarily oversees the Company’s accounting and financial reporting processes and internal controls and the Company’s compliance with applicable law. The Compensation Committee considers the risks associated with our compensation policies and practices, and the Nominating and Corporate Governance Committee oversees risks relating to our corporate governance practices and structure. All committees receive regular reports from officers responsible for oversight of particular risks within the Company. The Board periodically receives reports by each committee chair regarding the committee’s considerations and actions. The Board’s allocation of risk oversight responsibility may change from time to time based on the evolving needs of the Company. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Compensation Risk Assessment

The Compensation Committee periodically reviews the Company’s general compensation strategy to determine whether the policies and practices encourage excessive risk-taking and evaluates compensation policies and practices that could mitigate such risks. In addition, our Compensation Committee has engaged Compensia to independently review our executive compensation program. Based on these reviews, our compensation committee structures our executive compensation program to encourage our named executive officers focus on both short-term and long-term success. We therefore do not believe that our executive compensation program creates risks that are reasonably likely to have a material adverse effect on us.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is available on the Investor Relations section of the Company’s website at http://ir.fubo.tv. We expect that any amendments to the code, or any waivers of its requirements, that are required to be disclosed by SEC or NYSE rules will be disclosed on our website.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of directors, officers, employees, consultants, contractors, agents and other service providers of the Company, and any entities which such persons control. The policy prohibits such persons from purchasing certain financial instruments, including prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

19

Attendance by Members of the Board of Directors at Meetings

There were six meetings of the Board of Directors during the fiscal year ended December 31, 2020. During the fiscal year ended December 31, 2020, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Currently, we do not maintain a formal policy regarding director attendance at annual meetings of shareholders; however, pursuant to our Corporate Governance Guidelines, each director is strongly encouraged to attend each annual meeting of shareholders. All of our directors attended the 2020 annual meeting.

Executive Sessions

During executive sessions of non-management directors, the chairs of each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee preside on a rotating basis based on the topics to be discussed. In addition, only the independent directors, without the non-employee directors who are not independent, meet on a periodic basis in executive sessions. During these executive sessions of the independent directors, Laura Onopchenko presides over the meeting.

Committees of the Board

Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees are set forth in the following chart.

Director	Audit	Compensation	Nominating and Corporate Governance
David Gandler
Edgar Bronfman Jr.
Henry Ahn*	X	X
Ignacio Figueras
Daniel Leff*	X		Chair
Laura Onopchenko*	Chair
Pär-Jörgen Pärson*		Chair	X

*	Independent director

Audit Committee

Our Audit Committee’s duties and responsibilities are to, among other things:

●	appoint and oversee an independent registered public accounting firm and approve audit and non-audit services;

●	evaluate the independence and qualifications of the independent registered public accounting firm at least annually;

●	review our annual audited financial statements and quarterly unaudited financial statements;

●	discuss with management the Company’s procedures with respect to the presentation of the Company’s financial information and review earnings press releases, earnings guidance provided to analysts and rating agencies and financial information provided to the public, analysts and ratings agencies;

20

●	review the responsibilities, functions, qualifications and performance of our internal audit function, including our internal audit function’s charter, budget, objectivity and the scope and results of internal audits;

●	approve the hiring, promotion, demotion or termination of the person in charge of our internal audit function;

●	review the hiring of employees or former employees of our independent registered public accounting firm and oversee compliance with such policies;

●	review, approve and monitor related party transactions involving directors or executive officers as further detailed in the Company’s Related Person Transactions Policy, including the development and maintenance of policies and procedures for the committee’s review, approval and/or ratification of such transactions;

●	adopt and oversee procedures to address complaints we receive regarding accounting, internal accounting controls or auditing matters and the procedures shall allow for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

●	review and discuss with management and our independent registered public accounting firm, on at least an annual basis, the overall adequacy and effectiveness of our legal, regulatory and ethical compliance programs, including the Company’s Code of Business Conduct and Ethics, compliance with anti-bribery and anti-corruption laws and regulations, and compliance with export control regulations;

●	discuss with management and our independent registered public accounting firm any correspondence with regulators or governmental agencies and any reports or complaints that raise material issues regarding our financial statements or policies and discuss with our chief financial officer any legal matters that may have a material impact on the financial statements or our compliance procedures;

●	review and discuss with management, including the Company’s internal audit function, if applicable, and the Company’s independent auditor guidelines and policies to identify, monitor, and address enterprise risks, including discussion of the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposure, and oversee and monitor management’s plans to address such risks;

●	review with the full Board any issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor and the performance of the internal audit function, if applicable;

●	review at least annually the adequacy of the committee’s charter and recommend any proposed changes to the Board for approval; and

●	conduct and present to the Board an annual self-performance evaluation of the committee.

The members of the Audit Committee are Mr. Ahn, Dr. Leff and Ms. Onopchenko, with Ms. Onopchenko serving as chair. Our Board of Directors has affirmatively determined that Mr. Ahn, Dr. Leff and Ms. Onopchenko each meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 of the Exchange Act and the NYSE rules. Each member of our Audit Committee also meets the financial literacy requirements of NYSE rules. In addition, our Board of Directors has determined that Dr. Leff and Ms. Onopchenko each qualify as an “Audit Committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our Board of Directors has adopted an Audit Committee Charter, which is available in the “Corporate Governance” section of the Company’s website located at http://ir.fubo.tv.

21

The Audit Committee met three times during the fiscal year ended December 31, 2020.

Compensation Committee

Our Compensation Committee’s duties and responsibilities are to, among other things:

●	review and approve annually the corporate goals and objectives applicable to the compensation of our Chief Executive Officer (the “CEO”), evaluate at least annually the CEO’s performance in light thereof, and consider factors related to the performance of the Company in approving the compensation level of the CEO;

●	review at least annually and approve or recommend for approval to the Board members other than the CEO, the CEO’s compensation;

●	in consultation with the CEO, review at least annually and approve or recommend for approval to the Board members other than the CEO compensation for the other executive officers, including any prospective or former executive officers;

●	review and approve, as well as approve amendments to or terminations of, any compensatory contracts or similar transactions or arrangements with such other employees as the committee determines, including employment agreements, severance arrangements, transition or consulting agreements, retirement agreements and change-in-control agreements or provisions;

●	review, approve, amend and administer the Company’s employee benefit and equity incentive plans, including granting stock options, restricted stock units, stock purchase rights or other equity-based or equity-linked awards to individuals eligible for such grants in accordance with procedures and guidelines as may be established by the Board;

●	advise the Board on management proposals to shareholders on executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and proposals received from shareholders on executive compensation matters, and in conjunction with the Nominating and Corporate Governance Committee, oversee management’s engagement with shareholders and proxy advisory firms on executive compensation matters, then review the results of such votes and consider any implications in connection with the committee’s ongoing determinations and recommendations regarding our executive compensation policies and practice;

●	establish, and periodically review, our employee compensation plans, and oversee the development and implementation of our compensation plans to ensure that these plans are consistent with this general compensation strategy;

●	review and discuss compensation risk and risk management with respect to the Company’s compensation policies and practices;

●	approve, or recommend to the Board for approval, the creation or revision of any clawback policy allowing us to recoup compensation paid to employees, if and as the committee determines to be necessary or appropriate, or as required by applicable law;

●	review and determine the form and amount of compensation to be paid for service on the Board and Board committees and for service as a chairperson of a Board committee;

●	oversee regulatory compliance with respect to compensation matters affecting us;

22

●	review and discuss with management the compensation discussion and analysis that we may be required to include in SEC filings, including this proxy statement, from time to time;

●	conduct and present to the Board an annual self-performance evaluation of the committee; and

●	review at least annually the adequacy of the committee’s charter and recommend any proposed changes to the Board for approval.

The Compensation Committee may delegate its authority under the Compensation Committee charter in accordance with applicable laws and regulations.

The Compensation Committee considers recommendations from our Chief Executive Officer regarding the compensation of our executive officers other than himself. Under its charter, our Compensation Committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers. The Compensation Committee periodically engages Compensia, an outside consultant to advise on compensation-related matters. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Compensia comparing our compensation to that of a group of peer companies within our industry. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Compensia and has determined that Compensia’s work does not raise a conflict of interest.

The Compensation Committee consists of Mr. Ahn and Mr. Pärson, with Mr. Pärson serving as chair. Our Board of Directors has determined that Mr. Ahn and Mr. Pärson meet the definition of “independent director” for purposes of serving on the compensation committee under the NYSE rules, including the heightened independence standards for members of a compensation committee, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Our Board of Directors has adopted a Compensation Committee Charter, which is available in the “Corporate Governance” section of the Company’s website located at http://ir.fubo.tv.

The Compensation Committee did not meet during the fiscal year ended December 31, 2020 but acted by unanimous written consent during such period.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s duties and responsibilities are to, among other things:

●	make recommendations to the Board regarding desired qualifications, expertise and characteristics sought of Board members;

●	make recommendations to the Board regarding the current composition, organization and governance of the Board and its committees;

●	identify individuals qualified to become Board members based on the Director Criteria;

●	evaluate the performance of individual members of the Board eligible for re-election, and selecting, or recommending for the selection of the Board, the director nominees for election to the Board by the shareholders at the annual meeting of shareholders or any special meeting of shareholders at which directors are to be elected;

●	consider the Board’s leadership structure, including the separation of the Chairman and Chief Executive Officer roles and/or appointment of a lead independent director of the Board, either permanently or for specific purposes, and making such recommendations to the Board as the committee deems appropriate;

●	develop and review periodically the policies and procedures for considering shareholder nominees for election to the Board;

23

●	consider director nominee recommendations from shareholders of the Company that are validly made and in accordance with applicable laws, rules and regulations and the provisions of the Company’s certificate of incorporation and bylaws;

●	evaluate and recommend termination of membership of individual directors for cause or for other appropriate reasons;

●	evaluate the “independence” of directors and director nominees against the independence requirements of the securities exchange on which the Company’s securities are listed, applicable rules and regulations of the SEC and other applicable laws;

●	recommend to the Board nominees to fill vacancies and newly created directorships on the Board and nominees to stand for election as directors;

●	conduct a periodic review of the Company’s succession planning process for the CEO, and any other members of the Company’s executive management team, report its findings and recommendations to the Board, and assist the Board in evaluating potential successors to the CEO or other members of the Company’s executive management team;

●	periodically review the structure and composition of each committee of the Board and make recommendations, if any, to the Board for changes to the committees of the Board, including changes in the structure, composition or mandate of the committees, as well as the creation or dissolution of committees;

●	develop and recommend to the Board corporate governance guidelines and annually review the corporate governance guidelines and their application, and make recommendations, if any, to the Board for changes to the corporate governance guidelines;

●	oversee the Company’s corporate governance practices, including reviewing and recommending to the Board for approval any changes to the Company’s corporate governance framework;

●	oversee the Company’s director orientation and continuing education, including making recommendations for continuing education of Board members and evaluating the participation of members of the Board in accordance with applicable listing standards;

●	oversee the evaluation of the Board and its committees and report such evaluation to the Board;

●	develop, approve, review and monitor compliance with our Code of Business Conduct and Ethics, consider questions of possible conflicts of interest of Board members and other corporate officers, review actual and potential conflicts of interest of Board members and corporate officers, other than related party transactions reviewed by the Audit Committee, and approve or prohibit any involvement of such persons in matters that may involve a conflict of interest or taking of a corporate opportunity;

●	administer policies and procedures for various constituencies that are involved with the Company to communicate with the non-management Board members;

●	engage independent legal counsel, search firms, and other advisors as it determines necessary to carry out its duties, and have the sole authority to retain and terminate any search firm to be used to identify director candidates, including the sole authority to approve the search firm’s fees and other retention terms;

●	conduct and present to the Board an annual self-performance evaluation of the committee; and

●	review at least annually the adequacy of the committee’s charter and recommend any proposed changes to the Board for approval.

Our Nominating and Corporate Governance Committee consists of Dr. Leff and Mr. Pärson, with Dr. Leff serving as chair. Our Board of Directors has affirmatively determined that Dr. Leff and Mr. Pärson each meet the definition of “independent director” under the NYSE rules. Our Board of Directors has adopted a Nominating and Corporate Governance Committee Charter, which is available in the “Corporate Governance” section of the Company’s website located at http://ir.fubo.tv.

The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2020 but acted by unanimous written consent during such period.

24

EXECUTIVE AND DIRECTOR COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2020, our “named executive officers” and their positions were as follows:

●	David Gandler, our Chief Executive Officer;

●	Edgar Bronfman Jr., our Executive Chairman;

●	Simone Nardi, our Chief Financial Officer; and

●	John Textor, former Chief Executive Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2020 and December 31, 2019.

Name	Year	Salary ($)		Bonus ($)	Option Awards ($)(1)	All other compensation ($)		Total ($)
David Gandler(2)	2020	470,000		265,068	20,937,563	21,891	(3)	21,694,522
Chief Executive Officer

Edgar Bronfman Jr (4)	2020	84,098	(5)	-	20,858,046	-		20,942,144
Executive Chairman

Simone Nardi (6)	2020	250,833		153,295	5,890,500	73,846	(7)	6,368,474
Chief Financial Officer

John Textor(8)	2020	416,667		-	-	533,319	(9)	949,986
Former Chief Executive Officer	2019	500,000		100,000	-	-		600,000

(1)	Represents the grant date fair value of option awards granted in the applicable fiscal year. In accordance with SEC rules, this column reflects the aggregate fair value of the awards granted to the NEOs computed as of the applicable grant date in accordance with Financial Accounting Standards, Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 16 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 25, 2021, as amended by Amendment No. 1 to our Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 29, 2021. This amount does not reflect the actual economic value that will be realized by the NEOs upon the exercise of the awards or the sale of the common stock underlying such awards. In accordance with SEC rules and ASC 718, due to the vesting terms applicable to the stock options granted to Mr. Gandler in October 2020, no grant date for ASC 718 purposes occurred for any portion of Mr. Gandler's October 2020 stock option award and no value is reported in the table above for such award for 2020. SEC rules require presentation that is consistent with ASC 718. The Company will report the grant date fair value for Mr. Gandler's October 2020 stock option award in the Summary Compensation Table in future years as and when such grant date fair value is determined in accordance with ASC 718.

(2)	Mr. Gandler was appointed as our Chief Executive Officer on April 1, 2020.

(3)	Represents health insurance premiums paid by the Company on behalf of Mr. Gandler.

(4)	Mr. Bronfman was appointed Executive Chairman on April 29, 2020, and Mr. Nardi was appointed Chief Financial Officer on June 8, 2020.

(5)	Represents cash retainer fees paid in connection with his service as our Executive Chairman.

(6)	Mr. Nardi became our Chief Financial Officer in May 2020, after having been Interim Chief Financial Officer since March 2020.

(7)	Represents consulting fees paid to Mr. Nardi for his service as interim Chief Financial Officer prior to commencing employment in May 2020.

(8)	Mr. Textor served as our Chief Executive Officer from August 8, 2018 until April 1, 2020, as our Executive Chairman from April 1, 2020 to April 29, 2020 and as a director from August 8, 2018 to July 31, 2020. From April 29, 2020 through October 30, 2020, Mr. Textor served as our Head of Studio. He resigned from all positions with the Company as of October 30, 2020.

(9)	Represents $500,000 paid in connection with Mr. Textor’s Separation Agreement, as described below under “—Named Executive Officer Employment Arrangements,” and $33,319 in health insurance premiums paid by the Company.

25

Elements of the Company’s Executive Compensation Program

For the year ended December 31, 2020, the compensation for our named executive officers other than Mr. Bronfman generally consisted of base salary, cash bonuses and/or equity awards. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success.

The compensation for the year ended December 31, 2020 for our executive chairman Mr. Bronfman consisted of the option grant described in more detail below, an annual cash retainer in accordance with our outside director compensation policy and the ability to receive annual restricted stock unit awards pursuant to our outside director compensation policy. See “Director Compensation” below.

Below is a more detailed summary of the current executive compensation program as it relates to our named executive officers.

Base Salaries

The named executive officers receive a base salary to compensate them for the services they provide to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

The annual base salaries for Mr. Gandler, Mr. Textor and Mr. Nardi in 2020 were $500,000, $500,000 and $430,000, respectively.

Annual Bonus Program

Pursuant to their respective employment agreements, Messrs. Gandler and Nardi had established target annual bonus amounts of $500,000 and $235,000, respectively. With respect to Mr. Gandler’s 2020 bonus, he received $100,000 upon the uplist of the Company’s common stock on either Nasdaq or the New York Stock Exchange (the “Uplist”). Mr. Gandler was also eligible to receive a pro-rata portion of his target annual bonus of $500,000 bonus upon achievement of pre-determined performance goals.

The actual annual cash bonuses paid to Messrs. Gandler and Nardi in 2020 are set forth in the Summary Compensation Table. Mr. Textor did not receive an annual bonus for 2020, and Mr. Bronfman was not eligible for an annual bonus.

Equity Compensation

We maintain the fubo TV Inc. 2020 Equity Incentive Plan, or the 2020 Plan. The 2020 Plan provides our employees (including the named executive officers) and other eligible service providers the opportunity to participate in the equity appreciation of our business and incentivize them to work towards the long-term performance goals of the company. We believe that such awards function as a compelling incentive and retention tool.

On April 1, 2020 an in connection with his appointment as Chief Executive Officer, we granted Mr. Gandler a stock option to purchase 4,846,658 shares of our common stock with an exercise price per share of $8.124 under the terms of our 2020 Equity Incentive Plan (the “2020 Plan”). Mr. Gandler’s option vests and becomes exercisable with respect to the underlying shares in 48 successive equal monthly installments over a four-year period measured from the grant date, subject to Mr. Gandler’s continuation in service through each such date.

In addition, on October 8, 2020 we granted Mr. Gandler a stock option under the 2020 Plan to purchase 4,100,000 shares of our common stock with an exercise price per share of $10.00. The option will vest and become exercisable with respect to the underlying shares upon the attainment of pre-determined targets over a five-year period tied to stock price, revenue, gross margin, an increase of the number of subscribers, the launch of new markets and creation of new revenue streams, and the Board will review attainment of such goals annually from 2021 through 2025 to determine if any vesting is warranted. As a condition to receiving this grant, Mr. Gandler and his affiliates and transferees agreed that his existing founder shares will not be sold over the five year performance period, except that 50% of his founder shares may be sold from 2021 to 2023, with no more than 25% sold in 2021, and no more than 20% in each of 2022 and 2023.

26

In connection with his appointment as Executive Chairman on April 29, 2020, Mr. Bronfman received a stock option to purchase 1,875,000 shares of our common stock with an exercise price per share of $8.76. On June 28, 2020, we granted Mr. Bronfman a stock option to purchase 1,203,297 shares of our common stock with an exercise price per share of $11.15. Both options were granted under the 2020 Plan and were each scheduled to vest and become exercisable in four successive equal annual installments from the grant date or upon the achievement of four separate pre-determined stock price milestones. Both of these awards vested and became exercisable in full upon attainment of pre-determined stock price milestones.

On April 19, 2021, our Board, upon the recommendation of our Compensation Committee, approved an option grant to Mr. Bronfman to purchase 1,375,000 shares of our common stock to be awarded effective May 19, 2021, with an exercise price per share equal to the average closing price per share of our common stock for the 30-calendar-day-period beginning on April 20, 2021 and ending on May 19, 2021. The option will be granted under the 2020 Plan and have a term of seven years measured from the grant date. The option will vest and become exercisable as follows:

●	with respect to one-third of the underlying shares on the later of (i) the first anniversary of the grant date and (ii) the date on which the average per-share closing price of our common stock over any ten consecutive trading days first exceeds 120% of the option’s per-share exercise price (the “Tranche 1 Target”);

●	with respect to one-third of the underlying shares on the later of (i) the second anniversary of the grant date and (ii) the date on which the average per-share closing price over any ten consecutive trading days first exceeds 120% of the Tranche 1 Target (the “Tranche 2 Target”); and

●	with respect to the remaining one-third of the underlying shares on the later of (i) the third anniversary of the grant date and (ii) the date on which the average per-share closing price over any ten consecutive trading days first exceeds 120% of the Tranche 2 Target.

In accordance with the terms of the option agreement, in the event of Mr. Bronfman’s good leaver termination (as such term is defined in the applicable option agreement), the option will remain outstanding and will vest and become exercisable (i) to the extent the applicable price target has not been attained prior to such termination, if and when the applicable price target is attained prior to the expiration of the option, and (ii) if the applicable price target has been attained prior to such good leaver termination but the tranche of the option corresponding to such price target. Target remains outstanding and unvested as a result of the corresponding anniversary date not yet having occurred, such tranche shall vest on the date of such good leaver termination; provided, that in no event shall any portion of the option remain eligible to vest following the expiration date of the option. In the event Mr. Bronfman’s service is terminated for any other reason, any unvested portion of the option will terminate and cease to be outstanding. Upon a change in control of the Company, the option will immediately vest and become exercisable in full. Pursuant to the terms of Mr. Bronfman's option agreement, in the event his employment terminates prior to, in connection with, or within 12 months following a change in control prior to the third anniversary of the grant date, Mr. Bronfman will be subject to a noncompetition covenant for a period of 24 months following his termination.

On June 8, 2020 and in connection with his appointment as Chief Financial Officer, we granted Mr. Nardi a stock option under the 2020 Plan to purchase 850,000 shares of our common stock with an exercise price per share of $10.435. The option will vest and become exercisable with respect to 25% of the underlying shares on the first anniversary of the grant date and with respect to the remaining shares in 36 successive equal monthly installments thereafter, subject to Mr. Nardi’s continuation in service through each such date.

The stock options granted to Messrs. Gandler and Nardi are subject to accelerated vesting under the terms of their respective employment agreements, as described below under “—Named Executive Officer Employment Arrangements.”

Other Elements of Compensation

We maintain a tax-qualified 401(k) retirement plan for all U.S. employees. Under our 401(k) plan, employees may elect to defer up to all eligible compensation, subject to applicable annual Code limits. We do not match any contributions made by our employees, including executives. We intend for our 401(k) plan to qualify under Section 401(a) and 501(a) of the Code so that contributions by employees to our 401(k) plan, and income earned on those contributions, are not taxable to employees until withdrawn from our 401(k) plan.

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits and life insurance commuter benefits. Our named executive officers participate in these plans on the same basis as all full-time employees.

27

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of share of common stock underlying the outstanding equity incentive plan awards for each named executive officer as of December 31, 2020. Mr. Textor did not hold any outstanding equity awards as of December 31, 2020.

Name	Grant Date	Number of Shares Underlying Unexercised Options Exercisable (#)		Number of Shares Underlying Unexercised Options Unexercisable (#)		Exercise Price Per Unit ($)	Expiration Date
David Gandler	4/1/2020	807,776		4,038,882	(1)	8.124	3/31/2030
David Gandler	10/8/2020	-		4,100,000	(2)	10.00	9/20/2025
David Gandler	5/31/2018	563,662		309,105	(3)	1.99	5/31/2028
David Gandler	8/4/2016	776,675	(4)	-		0.49	8/3/2026
David Gandler	9/21/2015	209,024	(5)	-		0.22	9/20/2025
Edgar Bronfman Jr.	4/29/2020	1,875,000	(6)	-		8.76	4/29/2027
Edgar Bronfman Jr.	6/28/2020	1,203,297	(6)	-		11.15	4/29/2027
Simone Nardi	6/8/2020	-		850,000	(7)	10.435	6/7/2030

(1)	The option vests and becomes exercisable with respect to 1/48 of the shares in successive equal monthly installments measured from the grant date, subject to Mr. Gandler’s continuation in employment or service with the Company through each such applicable date. In addition, the employment agreement with Mr. Gandler provides for accelerated vesting under certain circumstances. For additional discussion, please see “—Named Executive Officer Employment Arrangements” below.

(2)	The option vests and becomes exercisable with respect to the underlying shares upon the attainment of pre-determined targets over a five-year period tied to stock price, revenue, gross margin, an increase of the number of subscribers, the launch of new markets and creation of new revenue streams, and the Board will review attainment of such goals annually from 2021 through 2025 to determine if any vesting is warranted.

(3)	The option vests and become exercisable with respect to 25% of the underlying shares upon the first anniversary of the grant date and with respect to the balance of the shares in 36 successive equal monthly installments thereafter, subject to Mr. Gandler’s continuation in employment or service with the Company through each such date. In addition, the employment agreement with Mr. Gandler provides for accelerated vesting under certain circumstances. For additional discussion, please see “—Named Executive Officer Employment Arrangements” below. These options were granted by fuboTV prior to the Merger, and were assumed by us and converted into options to acquire our shares pursuant to the Merger Agreement.

(4)	The option vested with respect to the shares in 48 successive equal monthly installments measured from the vesting commencement date of July 1, 2016, subject to Mr. Gandler’s continuation in employment or service with the Company through each such date. These options were granted by fuboTV prior to the Merger, and were assumed by us and converted into options to acquire our shares pursuant to the Merger Agreement.

(5)	The option vested with respect to 25% of the underlying shares upon the first anniversary of the vesting commencement date of August 15, 2015, and with respect to the balance of the shares in 36 successive equal monthly installments thereafter, subject to Mr. Gandler’s continuation in employment or service with the Company through each such date. In addition, the employment agreement with Mr. Gandler provides for accelerated vesting under certain circumstances. These options were granted by fuboTV prior to the Merger, and were assumed by us and converted into options to acquire our shares pursuant to the Merger Agreement.

(6)	The options granted to Mr. Bronfman were each scheduled to vest and become exercisable in four successive equal annual installments from the grant date or, if earlier, upon the achievement of four separate pre-determined stock price milestones ($12.00, $16.00, $20.00 and $24.00). Both of these awards vested and became exercisable in full during 2020 upon attainment of the pre-determined stock price milestones.

(7)	The option vests and becomes exercisable with respect to 25% of the underlying shares upon the first anniversary of the vesting commencement date, and with respect to the balance of the shares in 36 successive equal monthly installments thereafter, subject to Mr. Nardi’s continuation in employment or service with the Company through each such applicable date. In addition, the employment agreement with Mr. Nardi provides for accelerated vesting under certain circumstances. For additional discussion, please see “—Named Executive Officer Employment Arrangements” below.

Named Executive Officer Employment Arrangements

David Gandler

On October 8, 2020, the Company entered into a new executive employment agreement with David Gandler (the “Gandler Employment Agreement”) to supersede Mr. Gandler’s then-existing employment agreement dated April 1, 2020 (the “Prior Employment Agreement”). The Prior Employment Agreement was otherwise set to expire upon the Uplist. Mr. Gandler is the Company’s Chief Executive Officer and a member of the Board. In accordance with the terms of the Gandler Employment Agreement, Mr. Gandler receives an annual base salary of $500,000 and, beginning with the 2021 fiscal year, is eligible for an annual bonus of $500,000 subject to the achievement of certain performance objectives. For the 2020 fiscal year, Mr. Gandler was eligible to earn a bonus of $100,000 upon the Uplist and a pro-rata portion of the $500,000 annual bonus for the remainder of the year, subject to the achievement of certain performance objectives. The Gandler Employment Agreement initially expires on October 8, 2023 and will automatically extend in one year increments thereafter, subject to advance written notice provided by either party of its election not to extend the agreement.

28

If Mr. Gandler’s employment is terminated by the Company outside of the “change of in control period” (as defined below) other than for cause (as defined in the Gandler Employment Agree), death or disability, he will be eligible to receive severance payments equal to 12 months of his then-current base salary and reimbursement of healthcare continuation payments for up to twelve months. If during the change in control period, (i) the Company terminates his employment with the Company other than for cause, death or disability, or (ii) Mr. Gandler resigns for good reason (as defined in the Gandler Employment Agreement), he will be eligible to receive a lump-sum cash payment equal to one year of his then-current base salary, a lump-sum cash payment equal to his then-current target bonus, reimbursement of healthcare continuation payments for up to one year and full accelerated vesting of his outstanding time-based equity awards. All severance is subject to Mr. Gandler’s execution of a release of claims and continued compliance with restrictive covenants. The “change in control period” means the one year period following a change in control.

On October 8, 2020, the Company also entered into an amendment to the At-Will Employment, Confidential Information, and Invention Assignment Agreement with David Gandler. Pursuant to this amendment, Mr. Gandler is now subject to a one-year post-termination non-compete.

Edgar Bronfman Jr.

On April 29, 2020, we entered into a letter agreement with Edgar Bronfman Jr. (the “Bronfman Letter Agreement”), pursuant to which Mr. Bronfman agreed to serve as our Executive Chairman in addition to serving as a member of our Board. The Bronfman Letter Agreement provides that Mr. Bronfman’s employment as our Executive Chairman is for an indefinite period and is terminable by either Mr. Bronfman or us upon 30 days’ advance written notice. In the event Mr. Bronfman’s employment with the Company is terminated by the Company without cause, by Mr. Bronfman following the Company’s material breach of any agreement between Mr. Bronfman and the Company or due to Mr. Bronfman’s death or disability, any outstanding portion of his option awards, described below, that remains unvested as of the date of such termination of employment will remain outstanding and eligible to vest in accordance with the terms of the applicable stock option agreement. In addition, any unvested portion of the option awards that remains outstanding as of the date of a change in control of the Company will immediately vest in full and become exercisable. He is also entitled to receive an annual equity award on the same terms as the non-employee members of our board of directors, as further described below under “Director Compensation.”

Simone Nardi

The Company entered into an employment agreement with Mr. Nardi (the “Nardi Employment Agreement”), effective May 2020, pursuant to which Mr. Nardi agreed to serve as the Company’s Chief Financial Officer for a term of one year. Pursuant to the Nardi Employment Agreement, Mr. Nardi will receive an annual base salary of $430,000 per year, subject to increase, but not decrease, at the discretion of the compensation committee of the Board and the Chief Executive Officer. Mr. Nardi will be eligible to receive a target maximum annual bonus of $235,000, based on the Company achieving certain performance-based objectives, as established by the Company’s compensation committee and the Chief Executive Officer. Mr. Nardi is also eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same terms as generally made available to other senior executives of the Company and have other benefits provided to executives of the Company.

In the event Mr. Nardi’s employment with the Company is terminated without cause or for good reason (each as defined in the Nardi Employment Agreement) within 12 months following a change of control, any unvested portion of his option award granted to him in connection with his commencement of employment, described above, that remains outstanding as of the date of a change in control of the Company will immediately vest in full and become exercisable. Further, in the event Mr. Nardi’s employment with the Company is, during the term of the Nardi Employment Agreement, terminated without cause or for good reason, the Company shall pay Mr. Nardi an amount equal to 50% of his then-current annual base salary and full accelerated vesting of his outstanding time-based equity awards. The Nardi Employment Agreement contains standard non-compete and confidentiality provisions.

29

John Textor

Mr. Textor resigned from all positions with the Company as of October 30, 2020. The terms of Mr. Textor’s employment as our Chief Executive Officer were governed by an employment agreement dated August 8, 2018 (the “Textor Employment Agreement”). In connection with his resignation, we entered into a separation agreement with Mr. Textor dated December 1, 2020 (the “Textor Separation Agreement”). Pursuant to the Textor Separation Agreement, the Company paid Mr. Textor a lump sum payment of $500,000. The amount paid to Mr. Textor in accordance with the Textor Separation Agreement superseded and replaced any amounts payable under the Textor Employment Agreement.

Director Compensation

Outside Director Compensation Policy

We compensate non-employee members of the Board. With the exception of the Executive Chairman, directors who are also employees do not receive cash or equity compensation for service on the Board in addition to compensation payable for their service as our employees. The non-employee members of the Board are reimbursed for travel, lodging and other reasonable expenses incurred in attending board of directors or committee meetings.

We established our Outside Director Compensation Policy to set forth guidelines for the compensation of our non-employee directors for their service on our Board. Under our Outside Director Compensation Policy, each non-employee director receives an initial award of either an option to purchase shares of common stock or restricted stock units, in each case with a Value (as defined in the policy) of $330,000. If such an award is an option, it vests in 36 equal, monthly installments after the grant date, subject to continued service through the vesting date; if such an award is in the form of restricted stock units, such portion of the initial award will vest in three annual installments beginning with the first anniversary after the grant date, subject to continued service through the vesting date.

Additionally, each non-employee director receives an annual award of either an option to purchase shares of common stock or restricted stock units, in each case with a Value of $228,000, effective on the date of each annual meeting of the stockholders; provided, however, that a non-employee director will not be eligible for an annual award unless he or she has been a director for at least six months prior to the annual meeting of the stockholders and is continuing as a non-employee director following the annual meeting. Each annual award will vest in full on the earlier to occur of the first anniversary of the grant date or the day immediately prior to the date of our annual stockholder meeting immediately following the date of grant, subject to continued service through the vesting date. The awards under our Outside Director Compensation Policy will accelerate and vest in full upon a change in control (as defined in the 2020 Plan), provided the director has continued in service through such change in control date.

The cash and equity components of our compensation policy for non-employee directors are set forth below:

Position	Annual Cash Retainer	Annual Equity Grant
Base Fee	$45,000	$228,000
Chairperson Fee
Chairman of the Board (including Executive Chairman)	$50,000
Audit Committee	$24,000
Compensation Committee	$16,000
Nominating and Corporate Governance Committee	$10,000
Committee Member Fee
Audit Committee	$10,000
Compensation Committee	$7,500
Nominating and Corporate Governance Committee	$5,000

30

Director Compensation Table

The following table sets forth information concerning the compensation received by our directors for the year ended December 31, 2020. Alexander Bafer and Frank Esposito, each of whom served as executive officers and members of the Board during 2020 but are not named executive officers, are also included in the table below. Messrs. Gandler and Bronfman, each of whom serves on our Board but also serves as an executive officer, are named executive officers for 2020 and their compensation for 2020 is discussed in the Summary Compensation Table and accompanying narrative above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)(1)	All other compensation ($)		Total ($)
Henry Ahn	30,574	-		273,280	-		303,854
Ignacio Figueras	24,846	2,147,100	(2)	278,416	-		2,450,362
Daniel Leff	36,164	-		270,025	-		306,189
Laura Onopchenko	20,078	-		272,374	-		292,452
Par-Jorgen Pärson	45,848	-		523,473	-		569,321
Alexander Bafer	-	-		-	825,728	(3)	825,728
Frank Esposito	-	-		-	5,000	(4)	5,000

(1)	Represents the grant date fair value of stock and option awards granted in 2020. In accordance with SEC rules, this column reflects the aggregate fair value of the awards granted to the non-employee directors computed as of the applicable grant date in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 16 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 25, 2021, as amended by Amendment No. 1 to our Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 29, 2021. This amount does not reflect the actual economic value that will be realized by the non-employee directors upon the exercise of the awards or the sale of the common stock underlying such awards.

(2)	Represents a restricted stock unit award granted to Mr. Figueras in exchange for certain consulting services to the Company pursuant to a consulting agreement entered into effective November 25, 2020. The restricted stock unit award will vest in three equal installments following each 6 month period of continued service by Mr. Figueras.

(3)	Mr. Bafer served as our Chief Executive Officer from February 2018 to August 8, 2018, when he resigned as Chief Executive Officer and assumed the role of Executive Chairman. On April 1, 2020, Mr. Bafer resigned from his position as Executive Chairman. Mr. Bafer resigned from our Board and all other positions at the Company and its subsidiaries on July 31, 2020. All other compensation for Mr. Bafer consists of compensation paid to Mr. Bafer for his employment or services during fiscal year 2020 prior to his resignation ($291,668); separation benefits payable upon resignation of his employment pursuant to a general release of claims ($500,000); and health insurance premiums paid by the Company ($34,060).

(4)	Mr. Esposito served as our Chief Legal Officer and Secretary until April 10, 2020, and as a member of the Board until April 15, 2020. All other compensation for Mr. Esposito consists of $5,000 compensation paid to Mr. Esposito for his services as the Company’s Chief Legal Officer during fiscal year 2020 prior to his resignation.

31

The table below shows the aggregate number of shares of our common stock underlying outstanding stock options (exercisable and unexercisable) and unvested restricted stock unit awards held as of December 31, 2020 by each non-employee director who was serving as of December 31, 2020.

Name	Outstanding Restricted Stock Units at Fiscal Year End (#)	Outstanding Options at Fiscal Year End (#)
Henry Ahn	-	66,330
Ignacio Figueras	85,000	66,132
Daniel Leff	-	65,540
Laura Onopchenko	-	68,608
Par-Jorgen Pärson	-	67,176
Alexander Bafer	-	-
Frank Esposito	-	-

Arrangements with Alexander Bafer

Effective August 8, 2018, the Company entered into an agreement with Alexander Bafer (the “Bafer Executive Chairman Agreement”). The Bafer Executive Chairman Agreement had an initial term of one year from August 8, 2018 and continued thereafter until Mr. Bafer was replaced as Chairman of the Board on April 1, 2020. In exchange for Mr. Bafer’s services as Chairman of the Board, the Company agreed to pay Mr. Bafer an annual base salary of $500,000, subject to annual increases as determined in the sole discretion of the compensation committee or the full Board if no compensation committee existed. In addition, Mr. Bafer was also eligible to receive equity awards, and an annual target bonus payment equal, as a percentage of his base salary, to that received by all other C-suite executives, subject to a minimum bonus of $100,000 per year. Subject to the minimum bonus, the bonus was be determined based on the achievement of certain performance objectives of the Company as established by the compensation committee.

The Bafer Executive Chairman Agreement provided that Mr. Bafer was entitled to a lump sum payment equal to his then-current base salary upon termination of the Bafer Executive Chairman Agreement. Mr. Bafer resigned as Chairman on April 1, 2020 and as a member of the Board on July 31, 2020. The Company and Mr. Bafer executed a Separation and Settlement Agreement and Release (the “Bafer Release”) with Mr. Bafer effective August 1, 2020. Pursuant to the terms of the Bafer Release, we will pay Mr. Bafer a total of $500,000, payable in equal monthly installments, over the first 24 months following the effective date of the Bafer Release. Pursuant to the Bafer Release, Mr. Bafer resigned from any positions or affiliations he held with us. The Bafer Release provides for a customary release of claims and non-disparagement provision in favor of us.

32

The table below sets forth the number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2020.

Plan Category:	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights		Number of Securities Available for Future Issuance under Equity Compensation Plans (excludes securities reflected in first column) (4)
Equity compensation plans approved by security holders (1)	23,902,885	(2)	$7.17	(3)	16,818,684
Equity compensation plans not approved by security holders	—		—		—
Total	23,902,885	(2)	$7.17	(3)	16,818,684

(1) Consists of the 2014 Incentive Stock Plan (the “2014 Plan”), 2015 Equity Incentive Plan (the “2015 Plan”) and the 2020 Equity Incentive Plan (the “2020 Plan”).

(2) Consists of 280,000 outstanding options to purchase common stock under the 2014 Plan, 6,178,791 outstanding options to purchase common stock under the 2015 Plan and 14,423,566 outstanding options to purchase common stock and 485,000 restricted stock units under the 2020 Plan.

(3) As of December 31, 2020, the weighted-average exercise price of outstanding options under the 2014 Plan was $7.20, the weighted-average exercise price of outstanding options under the 2015 Plan was $1.33 and the weighted-average exercise price of outstanding options under the 2020 Plan was $9.43.

(4) Includes 16,818,684 shares available for future issuance under the 2020 Plan.

33

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our common stock for:

●	each person known by us to beneficially own more than 5% of our common stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 16, 2021, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. The percentage ownership of each individual or entity is based on approximately 140,526,365 shares of our common stock outstanding as of April 16, 2021.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o fuboTV Inc. 1330 Avenue of the Americas, New York, NY 10019. We believe, based on information provided to us, that each of the shareholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Beneficial Owners
None(1)
Named Executive Officers and Directors
David Gandler(2)	6,740,854	4.7%
Edgar Bronfman Jr.(3)	8,309,132	5.8%
John Textor(4)	2,668,745	1.9%
Pär-Jörgen Pärson(5)	33,588	*
Daniel Leff(6)	5,178,350	3.7%
Henry Ahn(7)	19,885	*
Ignacio Figueras(8)	46,703	*
Laura Onopchenko(9)	15,246	*
Simone Nardi(10)	212,500	*
All executive officers and directors as a group (10 persons)(11)	19,810,728	13.2%

*	Represents beneficial ownership of less than 1%.

(1)	Based on the Schedules 13G and 13D filed with the SEC and the number of outstanding shares of common stock as of April 16, 2021, the Company does not believe there are any beneficial holders of five percent or more of the Company’s common stock as of April 16, 2021, except as otherwise noted in this table.

(2)	Represents 3,053,882 shares of common stock issuable pursuant to options held directly by Mr. Gandler exercisable within 60 days of April 16, 2021 and 1,898,724 shares of common stock held by Mr. Gandler in his individual capacity. Also includes (i) 482,000 held directly by Diana Gandler, Mr. Gandler’s spouse, and (ii) 675,416 shares held directly by David Gandler & Yuriy Boykivttees Diana Gandler 2020 Family Irrevocable Trust U/A Dtd 09-30-20, (iii) 315,416 shares held directly by Yuriy Boykiv Trustee Chloe Gandler 2020 Irrevocable Trust U/A Dtd 09-30-20, and (iv) 315,416 shares held directly by Yuriy Boykiv Trustee Forest Gandler 2020 Irrevocable Trust U/A Dtd 09-30-20. Mr. Gandler has voting and investment power over the shares held by each of the foregoing trusts.

34

(3)	Based on information provided to the Company on April 20, 2021, represents (i) 3,078,297 shares of common stock issuable pursuant to options held directly by Mr. Bronfman exercisable within 60 days of April 16, 2021, (ii) 68,429 shares of common stock held by Mr. Bronfman in his individual capacity and (iii) 39,453 shares of common stock held by the Edgar Bronfman Family EMBT. Also includes (i) 1,242,278 shares of common stock held directly by Waverley Capital, LP, or Waverley Capital, (ii) 285,714 shares issuable pursuant to warrants held by Waverley Capital exercisable within 60 days of April 16, 2021, (iii) 2,916,896 shares of common stock held directly by Luminari Capital, L.P., or Luminari Capital and (iv) 678,065 shares of common stock held directly by WL fuboTV, LP, or WL fuboTV. The general partner of Waverley Capital is Waverley Capital Partners, LLC. Mr. Bronfman and Dr. Daniel V. Leff, as managing members of Waverley Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. Each of Mr. Bronfman, Dr. Leff and Waverley Capital Partners, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Section 16 under the Exchange Act or for any other purposes. The general partner of Luminari Capital is Luminari Capital Partners, LLC. Mr. Bronfman has an assignee interest in Luminari Capital Partners, LLC. Dr. Leff, as managing member of Luminari Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. Each of Mr. Bronfman, Dr. Leff and Luminari Capital Partners, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Section 16 or for any other purposes. The general partner of WL fuboTV is WL fuboTV GP, LLC. Mr. Bronfman and Dr. Leff, as managing members of WL fuboTV GP, LLC, may be deemed to have shared voting and investment power with respect to these shares. Each of Mr. Bronfman, Dr. Leff and WL fuboTV GP, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Section 16 or for any other purposes. The address for Luminari Capital, Waverley Capital and WL fuboTV is 535 Ramona Street, Suite #8, Palo Alto, CA 94301.

(4)	Based on information provided to the Company by Mr. Textor on April 22, 2021, represents (i) 518,745 shares of common stock held by Mr. Textor and (ii) 2,150,000 shares of common stock issuable pursuant to options held directly by Mr. Textor exercisable within 60 days of April 16, 2021.

(5)	Represents 33,588 shares of common stock issuable pursuant to options held directly by Mr. Pärson exercisable within 60 days of April 16, 2021.

(6)	Based on information provided to the Company on April 20, 2021, represents (i)18,205 shares of common stock issuable pursuant to options held directly by Dr. Leff exercisable within 60 days of April 16, 2021, (ii) 8,397 restricted stock units held directly by Dr. Leff exercisable within 60 days of April 16, 2021 and (iii) 28,795 shares of common stock held by Dr. Leff in his individual capacity. Also includes (i) 1,242,278 shares of common stock held directly by Waverley Capital, (ii) 285,714 shares issuable pursuant to warrants held by Waverley Capital exercisable within 60 days of April 16, 2021, (iii) 2,916,896 shares of common stock held directly by Luminari Capital and (iv) 678,065 shares of common stock held directly by WL fuboTV. The general partner of Waverley Capital is Waverley Capital Partners, LLC. Mr. Bronfman and Dr. Leff, as managing members of Waverley Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. Each of Mr. Bronfman, Dr. Leff and Waverley Capital Partners, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Section 16 under the Exchange Act or for any other purposes. The general partner of Luminari Capital is Luminari Capital Partners, LLC. Mr. Bronfman has an assignee interest in Luminari Capital Partners, LLC. Dr. Leff, as managing member of Luminari Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. Each of Mr. Bronfman, Dr. Leff and Luminari Capital Partners, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Section 16 or for any other purposes. The general partner of WL fuboTV is WL fuboTV GP, LLC. Mr. Bronfman and Dr. Leff, as managing members of WL fuboTV GP, LLC, may be deemed to have shared voting and investment power with respect to these shares. Each of Mr. Bronfman, Dr. Leff and WL fuboTV GP, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Section 16 or for any other purposes. The address for Luminari Capital, Waverley Capital and WL fuboTV is 535 Ramona Street, Suite #8, Palo Alto, CA 94301.

35

(7)	Includes 18,425 shares of common stock issuable pursuant to an option held directly by Mr. Ahn exercisable within 60 days of April 16, 2021.

(8)	Includes 18,370 shares of common stock issuable pursuant to an option held directly by Mr. Figueras exercisable within 60 days of April 16, 2021 and 28,333 restricted stock units held directly by Mr. Figueras exercisable within 60 days of April 16, 2021.

(9)	Represents 15,246 shares of common stock issuable pursuant to an option held directly by Ms. Onopchenko exercisable within 60 days of April 16, 2021.

(10)	Represents 212,500 shares of common stock issuable pursuant to an option held directly by Mr. Nardi exercisable within 60 days of April 16, 2021.

(11)	Includes an aggregate of (i) 9,268,615 shares issuable pursuant to outstanding options exercisable within 60 days of April 16, 2021; (ii) 36,730 restricted stock units that will vest within 60 days of April 16, 2021; (iii) 285,714 shares issuable pursuant to warrants exercisable within 60 days of April 16, 2021; and (iv) 10,256,399 shares of common stock beneficially owned by ten individuals, including the Company’s executive officers and directors.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2020 other than other than with respect to the following forms that were inadvertently filed late: (i) one Form 4 for John Textor reporting six transactions, which was filed late with respect to four of those transactions, (ii) one Form 4 for Alberto Horihuela Suarez reporting one transaction, (iii) one Form 4 for Edgar Bronfman Jr. reporting one transaction, and (iv) one Form 3 for Discovery Inc. reporting one transaction.

36

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception thereof). Prior to August 6, 2020, we did not have a written policy for the review, approval or ratification of transactions with related parties. When such transactions arose prior to August 6, 2020, they were referred to our Board for consideration and approval. On August 6, 2020 our Board adopted a written related party transaction policy setting forth the policies and procedures for the review, approval and ratification of related person transactions that is in conformity with the requirements for issuers having publicly held common stock that is listed on the NYSE.

Under the policy, our Audit Committee is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. The Audit Committee of our Board will be provided with the details of each related person transaction (or proposed related person transaction), including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related person. In the event our management determines that it is impractical or undesirable to wait until a meeting of the Audit Committee to consummate a related person transaction, the chairperson of the Audit Committee may approve such transaction, if the aggregate amount involved in any such transaction, or series of related transactions, is expected to be less than $250,000. Any such approval must be reported to the Audit Committee at its next regularly scheduled meeting.

In determining whether to approve or ratify a related person transaction, the Audit Committee (or the chairperson of the Audit Committee, if applicable) will consider, among other factors, the following factors to the extent relevant to the related person transaction: whether the terms of the related person transaction are fair to our company and on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; the extent of the related person’s interest in the transaction; whether there are business reasons for us to enter into the related person transaction; whether the related person transaction would impair the independence of an outside director, including the ability of any director to serve on the compensation committee of the Board; and whether the related person transaction would present an improper conflict of interest for any of our directors or executive officers, taking into account the size of the transaction, the overall financial position of the director, executive officer or related person, the direct or indirect nature of the director’s, executive officer’s or related person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant. After considering all such facts, circumstances and factors, our Audit Committee determines whether approval or ratification of the related person transaction is in our best interests. Any member of the Audit Committee who has an interest in the transaction under discussion will recuse himself or herself from any discussion or vote of the Audit Committee on the transaction creating the conflict, except that such director must provide all material information concerning such transaction to the Audit Committee as requested. The Audit Committee shall update the Board with respect to any related person transactions as part of its regular updates to the Board regarding Audit Committee activities.

If a related person transaction is of the type that will be ongoing, the Audit Committee may establish guidelines for us to follow in our ongoing dealings with the related person, and the Audit Committee shall review and assess such ongoing relationships. A related person transaction entered into without pre-approval of the Audit Committee shall not be deemed to violate our related person transaction policy, or be invalid or unenforceable, so long as the transaction is brought to the Audit Committee as promptly as reasonably practical after it is entered into or after it becomes reasonably apparent that the transaction is covered by the policy, and the transaction is ratified by the Audit Committee.

Transactions and Relationships with Directors, Officers and 5% Shareholders

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed in the section “Executive and Director Compensation,” the following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock.

37

Outstanding Indebtedness

We owe certain amounts owed to related parties, which are shown in the table below as of December 31, 2020 and 2019 and consist of the following (in thousands):

	December 31,
	2020	2019

Affiliate fees (1)	$81,597	$-
Alexander Bafer, Former Executive Chairman (2)	$396	$20
John Textor, Former Chief Executive Officer (3)	-	592
Others(4)	$596	53
Total	$82,589	$665

(1)	We have entered into affiliate distribution agreements with New Univision Enterprises, LLC and related entities, AMC Network Ventures, LLC and related entities, Viacom International, Inc. and related entities and Discovery, Inc. and related entities, which at the time of our entering into such agreements, were holders of our convertible preferred stock. The aggregate affiliate distribution fees recorded to subscriber related expenses for related parties were $0 million and $114.4 for the years ended December 31, 2019 and 2020, respectively. Based on publicly available information as of April 16, 2021, none of these parties held 5% or more of the Company’s common stock.

(2)	Our former Executive Chairman and Chief Executive Officer, Mr. Bafer, who served as our Chief Executive Officer until August 8, 2018 and as a member of our Board until July 31, 2020, advanced an unsecured, non-interest-bearing loan. Our obligations under the loan are deemed to have been satisfied.

(3)	The amounts due to John Textor, who served as our Chief Executive Officer until April 1, 2020 and as a member of our Board until July 31, 2020, represent a liability assumed in the acquisition of Facebank AG by Pulse Evolution Group, Inc.

(4)	The amounts due to other related parties also represent liabilities assumed in the acquisition of Evolution.

Cash Advances, Loans and Related Transactions

Senior Secured Loan from AMC Networks Ventures, LLC

In April 2018, fuboTV entered into a senior secured term loan, or the Term Loan, with AMC Networks Ventures, LLC, a holder of greater than five percent of our Series AA Preferred Stock at the time of the transaction. The Term Loan has a principal amount of $25.0 million, bearing interest equal to LIBOR (London Interbank Offered Rate) plus 5.25% per annum. We recorded the Term Loan at its fair value of $23.8 million in connection with its acquisition of fuboTV Pre-Merger on April 1, 2020 and made principal repayments of $5.0 million during the year ended December 31, 2020. As of December 31, 2020, the outstanding balance of the Term Loan is $20.0 million.

Promissory Note Issued to Former Executive Chairman and Chief Executive Officer

In July 2015, we issued convertible promissory notes to Mr. Bafer in exchange for the cancellation of previously issued promissory notes in the aggregate of $530,000 and accrued interest of $13,000 for a total of $543,000. In October 2015, the notes matured and became past due. As a result, the stated interest of 5% increased to 22% pursuant to the term of the notes. In July 2016, the Company and Mr. Bafer agreed to extend the maturity date of these notes to August 1, 2017 and cure the default. There were no other terms changed and no additional compensation paid. On May 22, 2019, Pulse Evolution Corporation, or PEC, one of our majority-owned subsidiaries, issued a non-convertible promissory note, or the Replacement Note, to replace the convertible promissory notes. The note had a principal balance of $264,365, accrued interest at a rate of 8% per annum and matured on August 31, 2019. During the year ended December 31, 2019, Mr. Bafer was repaid $258,850 of the principal balance and approximately $46,160 of interest. As part of this transaction, the Company and Mr. Bafer agreed to transfer approx. $124,000 from his note balance to accrued payroll. The Company and Mr. Bafer executed a separation and settlement agreement and release on August 1, 2020, pursuant to which all amounts payable to Mr. Bafer under past notes issued to Mr. Bafer were extinguished.

38

Promissory Note Issued to Trust Affiliated with Former Chief Executive Officer

In connection with our acquisition of PEC in 2018, we assumed a promissory note (the “Note”) held by the Dale O Lovett Trust for $30,000 that had been issued by PEC on January 17, 2017. John C. Textor is a beneficiary of the Dale O Lovett Trust. The current amount of principal and accrued interest owed to the Dale O Lovett Trust as of December 31, 2020 was $34,813. The Company and the Dale O Lovett Trust entered into a waiver and amendment to the Note on August 3, 2020, pursuant to which (i) the parties agreed to extend the maturity date of the Note to December 31, 2020 and (ii) the Dale O Lovett Trust agreed to waive any Event of Default arising as a result of the failure of the Company to pay certain amounts due under such note. On September 13, 2020, the Company and the Dale O Lovett Trust entered into a second amendment to the Note, pursuant to which the parties agreed to lower the interest rate from 8% to 4% per annum.

Cash Advance from Entity Controlled by Former Chief Executive Officer

During the year ended December 31, 2019, we received a $300,000 cash advance, or the FaceBank Advance, from FaceBank, Inc., a development stage company controlled by John C. Textor. During the quarter ended March 31, 2020, the Company repaid the FaceBank Advance in full to FaceBank, Inc. No further amounts are due and payable by the Company under the FaceBank Advance.

Pledge Agreement Involving Former Chief Executive Officer

On March 19, 2020, in connection with a note purchase agreement we entered into with FB Loan Series I, LLC and certain of our subsidiaries (the “Note Purchase Agreement”), the parties to the Note Purchase Agreement entered into a third party pledge agreement (the “Pledge Agreement”) pursuant to which John Textor granted to FB Loan a security interest in 4,250,000 shares of FaceBank Group, Inc. held by Mr. Textor (the “Pledged Shares”), at the request of the Company. In connection with the Pledge Agreement, the Company agreed to indemnify Mr. Textor and, in the event Mr. Textor’s shares were forfeited under the Pledge Agreement, to issue Mr. Textor a number of shares equal to the number of Pledged Shares within five days of forfeiture. We agreed that such replacement shares would be entitled to demand and piggyback registration rights. The Pledge Agreement was terminated in connection with the repayment of the FB Loan in July 2020.

License Agreement between PEC, its Subsidiaries and John Textor

On March 3, 2017, in connection with the separation of John Textor from PEC (a wholly owned subsidiary of the Company) and its wholly owned subsidiaries, After August, Inc. and Pulse Entertainment Corporation (which entities are collectively referred to as the “Licensor Group”), the Licensor Group granted to John Textor an exclusive license to use and exploit any and all rights related to computer-generated digital likeness of human; photo-realistic human animation; and human animation and holographic modeling for a period of five years (the “License Agreement”). On August 3, 2020, we and John Textor entered into an agreement pursuant to which John Textor waived any and all rights to license the intellectual property under the License Agreement.

IP Agreement Involving Entity Controlled by Former Chief Executive Officer

On July 31, 2019, we entered into a digital likeness development agreement, or the Mayweather Agreement, by and among the Company, Floyd Mayweather, and FaceBank, Inc. At the time of the transaction, FaceBank, Inc. was controlled by John Textor. Pursuant to the terms of the Mayweather Agreement, we and FaceBank, Inc. agreed to work directly with Mr. Mayweather to research, capture and analyze photographic, filmed and mathematical representations of the face and body of Mr. Mayweather in order to develop a comprehensive and hyper-realistic, computer generated “digital likeness” of Mr. Mayweather for global exploitation in commercial applications.

On January 25, 2020, the parties to the Mayweather Agreement entered into an amendment to the Mayweather Agreement, or the Amended Mayweather Agreement, which supersedes the Mayweather Agreement. All terms of the Agreement remain the same except (i) the term of the Amended Mayweather Agreement extends through October 22, 2024, and (ii) in place of granting Mr. Mayweather shares of our common stock with an approximate fair market value of $1 million as set forth in the Mayweather Agreement, pursuant to the Amended Mayweather Agreement, the Company granted Mr. Mayweather an option to purchase 280,000 shares of our common stock with an exercise price of $7.20 per share.

39

Consulting Agreement between fuboTV Inc. and Ignacio Figueras

In November 2020 we entered into a consulting agreement, by and between the Company and Ignacio Figueras, or the Figueras Consulting Agreement. Pursuant to the terms of the Figueras Consulting Agreement, we agreed to retain Mr. Figueras as an independent contractor to perform consulting services for the Company for a term expiring 18 months after the effective date of the agreement. The consulting services agreed to under the Consulting Agreement include identification or and introduction to professional sports leagues, research and market analysis, vendor identification and introductions, introductions to retail distributors and introduction to local content providers. In connection with the Figueras Consulting Agreement, Mr. Figueras was granted an award of 85,000 restricted stock units representing shares of the Company’s common stock and subject to time-based vesting, contingent upon Mr. Figueras’ continued service to the Company.

Consulting Agreement between Pulse Evolution Corporation and HC Marketing, LLC

In March 2021, we entered into a consulting agreement, or the PEC/HC Consulting Agreement, by and between PEC and HC Marketing LLC, or HC. At the time of the transaction, Jordan Fiksenbaum was one of the owners of HC Marketing LLC and was the President of PEC. Pursuant to the terms of the PEC/HC Consulting Agreement, HC agreed to provide PEC with strategic advisory services, including providing advice on PEC’s operations and the determination of potential revenue and other opportunities as well as other assigned duties in selected key projects and initiatives as agreed to by the parties. Pursuant to the PEC/HC Consulting Agreement, PEC is obligated to pay HC a total of $180,000, to be paid in equal monthly installments.

Separation and Settlement Agreement and Release between fuboTV, Inc. and Jordan Fiksenbaum

In March 2020, we entered into a Separation and Settlement Agreement, or the Separation Agreement, by and between the Company and Jordan Fiksenbaum. Prior to the Separation Agreement, Jordan Fiksenbaum served as President of the Company. Pursuant to the terms of the Separation Agreement, we agreed to pay Mr. Fiksenbaum a total of $300,000 payable in twelve equal monthly installments of $25,000 each. We and Mr. Fiksenbaum agreed under the Separation Agreement that the foregoing consideration represents settlement in full of all outstanding obligations owed to Mr. Fiksenbaum by the Company any and all claims against the Company, with certain exceptions as explained in the Separation Agreement.

Sale of Common Stock to 5% Shareholders

In May 2020, we sold shares of our common stock at $7.00 per share and issued warrants to purchase our common stock with an exercise price of $7.00 per share to the following related persons:

●	285,714 shares of our common stock and a warrant to purchase 285,714 shares of common stock were sold to Waverley Capital, an entity controlled by Edgar Bronfman Jr., our Executive Chairman and a member of our board of directors and Daniel Leff, a member of our board of directors, for gross proceeds of $1,999,998.00; and

●	277,008 shares of our common stock and a warrant to purchase 277,008 shares of our common stock were sold to Northzone VIII L.P., an entity that at the time of the sale was an owner of greater than five percent of our capital stock, for gross proceeds of $1,939,056.00.

In October 2020, we sold 200,000 shares of our common stock in a public offering, for an aggregate of $2,000,000 at the public offering price of $10 per share, to Waverley Capital.

40

Indemnification of Officers and Directors

Our articles of incorporation and bylaws, each as amended, provide that we shall indemnify any present or former officer or director, or person exercising powers and duties of an officer or director, to the fullest extent now or hereafter permitted by Florida law.

Pursuant to Section 607.0831 of the Florida Business Corporation Act, or the FBCA, directors of a corporation will not be personally liable for monetary damages to the corporation or any other person for any statement, vote, decision to take or not to take action, or any failure to take any action, as a director unless the director breached or failed to perform his or her duties as a director and the director’s breach of, or failure to perform, those duties constitutes:

●	a violation of the criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;

●	a circumstance under which the transaction at issue is one from which the director derived an improper personal benefit, either directly or indirectly;

●	a circumstance under which the liability provisions of Section 607.0834 of the FBCA are applicable (relating to liability for unlawful distributions);

●	in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the corporation, or willful or intentional misconduct; or

●	in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

Any repeal of or modification to our articles of incorporation and our bylaws, each as amended, may not adversely affect any right or protection of a director or officer for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. Our bylaws also provide that we shall advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us.

We have entered into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our articles of incorporation and bylaws, each as amended. These agreements, among other things, provide that we will indemnify our directors and executive officers for certain expenses, including attorney’s fees, judgments, fines, penalties and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of such person’s services as one of our directors or executive officers, or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions contained in our articles of incorporation and our bylaws, each as amended, may discourage shareholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other shareholders. Further, a shareholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

41

SHAREHOLDERS’ PROPOSALS

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2022 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 1330 Avenue of the Americas, New York, NY 10019 in writing not later than December 29, 2021, if such proposal is to be considered for inclusion in our 2022 proxy materials. Any shareholder proposal not intended to be included in the proxy materials for the 2022 Annual Meeting must be received by us no later than March 14, 2022, or else our management will retain discretion to vote proxies received for that meeting in their discretion with respect to any such proposal.

42

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

43

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

44

fubotv’S ANNUAL REPORT ON FORM 10-K

A copy of fuboTV’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any shareholder of record on April 16, 2021 without charge, upon written request addressed to:

fuboTV Inc.

Attention: Corporate Secretary

1330 Avenue of the Americas

New York, NY 10019

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 at ir.fubo.tv in the “Financials” section under “SEC Filings.”

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

Edgar Bronfman Jr., Executive Chairman

New York, New York

April 28, 2021

45

fuboTV

FUBOTV INC.
1330 AVENUE OF THE AMERICAS
SUITE 200
NEW YORK, NY 10019

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FUBO2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D50102-P55800

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FUBOTV INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Gandler
02) Edgar Bronfman, Jr.
03) Henry Ahn
04) Ignacio Figueras
05) Daniel Leff
06) Laura Onopchenko
07) Pär-Jörgen Pärson

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D50103-P55800

FUBOTV INC.
Annual Meeting of Shareholders
June 10, 2021 12:00 PM
This proxy is solicited by the Board of Directors

The undersigned shareholder(s) hereby appoint(s) David Gandler, Simone Nardi and Gina Sheldon, or any one of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of FUBOTV INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 12:00 PM, EDT on June 10, 2021, virtually at www.virtualshareholdermeeting.com/FUBO2021, and any adjournment, continuation or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side